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                                                      Exhibit 10(g)


                         FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment (this "Amendment") is entered into as November 20, 1997 by and among White Mountains Holdings, Inc., a New Hampshire corporation (the "Borrower"), The First National Bank of Chicago, individually and as agent (the "Agent"), and the other financial institutions signatory hereto (the "Lenders").


                                       RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain Amended and Restated Credit Agreement, dated as of July 30, 1997 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

I.   AMENDMENTS

          1. Article I of the Credit Agreement is hereby amended by inserting the phrase ", ML (Bermuda) Holdings Ltd., TRG Associates, LLC" immediately after the phrase "Folksamerica Holding Company Inc." appearing in clause (ii) of the definition "Fixed Charges Covering Ratio" contained herein.

          2. Section 6.11 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of clause (e) contained therein and (ii) deleting clause (f) contained therein in its entirety and inserting in lieu thereof the following new clauses (f) and (g):

          "(f) Contingent Obligations permitted under Section 6.14; and

          (g) other Indebtedness of the Borrower or any Subsidiary to the extent not otherwise included in subparagraphs (a) through (f) of this
          Section 6.11, in an aggregate amount outstanding at any one time not to exceed $5,000,000.".

          3. Section 6.14 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of clause (c) contained therein in its entirety and inserting a comma in lieu thereof, (ii) deleting the period appearing at the end of clause (d) contained therein in its entirety

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and inserting the word "and" in lieu thereof and (iii) inserting the following new clause (e):

          "(e) issuance of financial guarantees to the holders of seller notes issued by ML (Bermuda) Holdings Ltd. or any of its Subsidiaries, provided that the aggregate principal amount of all such financial guarantees shall not at any time exceed 6,500,000 British Pounds.".

II.  MISCELLANEOUS

          1. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

          (a) each of the representation and warranties set for in Article V of the Credit Agreement is true and correct in all material respects on the date hereof as if made on the date hereof; and

          (b) immediately upon giving effect to this Amendment, no Default of Unmatured Default has occurred and is continuing.


          2. Conditions to Occurrence of Effective Date. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower and the Required Lenders.

          3.   Reference to and Effect Upon the Credit Agreement.

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of the amendment to the Credit Agreement effected by this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.


          4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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          5.   Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposed.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one of the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                              WHITE MOUNTAINS HOLDINGS, INC.


                              By _______________________________________


                              Title: _____________________________________



                              THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent


                              By _______________________________________


                              Title: _____________________________________


                              FLEET NATIONAL BANK


                              By ______________________________________


                              Title _____________________________________






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